SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION
                           PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

Check the appropriate box:
        /x /     Preliminary proxy statement
        /  /     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
        /  /     Definitive Proxy Statement
        /  /     Definitive Additional Materials
        /  /     Soliciting Material Pursuant to Rule 14a-12

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                        RIDGEWOOD ELECTRIC POWER TRUST II
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(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 (1)    Title of each class of securities to which transaction applies:
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 (2)    Aggregate number of securities to which transaction applies:
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 (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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 (4)    Proposed maximum aggregate value of transaction: $___________
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/ /     Fee paid previously with preliminary materials:
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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
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(4)     Date Filed:
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

RIDGEWOOD POWER LLC
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Robert E. Swanson, President

TO:      All Ridgewood Power Shareholders                       October __, 2001

RE:      Enclosed Consent Solicitation Statements

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Enclosed please find a Consent Solicitation  Statement and Consent Form for each
Ridgewood Power Trust in which you are an investor. We are sending the identical cover letter to Ridgewood Power Shareholders in each Trust. We are sending separate Consent Solicitation Statements and Consent Forms for each Trust in which you are an investor. About 70% of the Ridgewood Power Shares are owned by repeat investors (people in at least two programs). A large number of investors are in four, five, or all six Ridgewood Power Trusts. Some of you will receive one Consent Solicitation Statement, and must vote once; other Shareholders will receive multiple Consent Solicitation Statements and must vote once for each Ridgewood Trust that you own. If you do not vote, it has the same effect as a "no" vote. If you own shares in more than one Trust, voting on one Consent Form will only count for one Trust and not the others. You must complete each Trust's form.

THE PURPOSE OF THESE PROPOSALS

The legal and regulatory status of the respective Ridgewood Power Trusts have evolved over a period of approximately ten years. As a result, the individual terms and regulatory status of each individual Ridgewood Power Trust varies to some degree from the terms and status of each other Ridgewood Power Trust. Assuming that the proposals described in the Consent Solicitation Statements are approved by the required Shareholder vote in each of the six Trusts, the end result will be that the terms and regulatory status of all Ridgewood Power Trusts will all be the same. Thereafter, if we proceed to a consolidation of the Ridgewood Power Trusts, those activities can be more easily effectuated.

Presently, Ridgewood Power Trusts I, II, and III are regulated as Business Development Companies (BDC's) under the 1940 Investment Company Act. Trusts IV and V, The Ridgewood Power Growth Fund, and the Ridgewood/Egypt Fund are not regulated as BDC's (but are subject to other provisions of the securities laws). The purpose of these proposals is to have all of the Ridgewood Power Trusts have the same legal and regulatory status. Among other things enumerated in the Consent Solicitation Statements, Shareholders of Power Trusts I, II, and III are being asked to approve the elimination of BDC status for those three Trusts so that they will have the same status as the other four Trusts. In addition to eliminating BDC status, the Consent Solicitation Statements also include proposals that will amend the Declaration of Trust to eliminate provisions that were included to meet the BDC requirements. These include elimination of the requirement that the Trusts have a board, a majority of whose members are independent trustees.

Power Trust IV originally had been a BDC. In October 1996 Shareholders voted to approve termination of BDC status. As the Trust IV Consent Solicitation Statement enumerates, the Declaration of Trust continues to include provisions that were originally included to meet the requirements applicable to BDC's. These included a requirement of a board of independent trustees. We are now asking you to amend the Declaration of Trust to eliminate these requirements.

Power Trust V and The Growth Fund never elected BDC status in the first place. The Declaration of Trust for these two trusts included some provisions that were similar to those included for the Trusts that were BDC's, including an independent panel made up of independent members. In order to conform all of the Trusts, we propose to eliminate these provisions.

The Managing Shareholder believes that the elimination of BDC status for Trusts I, II and III, and the changes to the Declaration of Trust for all of the Trusts will simplify the operations of the Trusts and eliminate administrative burdens and expenses. Accordingly, the Managing Shareholder believes that the proposals are in the best interests of the Shareholders and recommends that the Shareholders vote for the proposals.

The Shareholders should note that compliance with the BDC requirements and approval of certain transactions by independent Trustees could provide certain benefits to the Shareholders. The Managing Shareholder believes that the benefits from the proposals outweigh any potential disadvantages and recommends that the Shareholders approve the proposals. The benefits and risks from the proposals are discussed in more detail in the Consent Solicitation Statement for your Trust.

PLEASE READ EACH CONSENT SOLICITATION STATEMENT CAREFULLY

DO NOT CONSIDER THIS LETTER as a summary or an explanation of the Consent Solicitation Statement. This letter is merely an introduction to them so that they have a context as you read them. We believe an introduction is particularly important for Shareholders who are receiving several Consent Solicitation Statements. We realize that there is a great deal to read.

We have separate Consent Forms for each Trust so that we may have an original ballot in the file for each Trust.

Thank you for your cooperation.


/s/ Robert E. Swanson

RIDGEWOOD ELECTRIC POWER TRUST II
947 Linwood Avenue, Ridgewood, New Jersey 07450-2939

                       NOTICE OF SOLICITATION OF CONSENTS

To the Investors of RIDGEWOOD ELECTRIC POWER TRUST II:

Notice is Hereby Given that Ridgewood Power LLC, the Managing Shareholder (the "Managing Shareholder"), is soliciting the consent of the holders of the Investor Shares of Ridgewood Electric Power Trust II, a Delaware business trust (the "Trust") to proposals to (i) withdraw the Trust's election to be a business development company (the "Conversion") under the Investment Company Act of 1940, as amended, and (ii) amend the Trust's Declaration of Trust in connection therewith to, among other things, eliminate the requirement that the Trust have a Board and Independent Trustees. The Managing Shareholder believes that approval of the Conversion and the amendment proposals will eliminate administrative burdens to which the Trust is currently subject as a business development company and simplify the operations of the Trust.

Only Investors of record at the close of business on __________ __, 2001, will be entitled to notice of the solicitation and to grant or withhold consents. The consents will be tabulated at the Managing Shareholder's principal offices, located at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939 at 5:00 p.m., prevailing local time, on __________, __________ __, 2001, or on such later date (but not later than __________ __, 2001) to which the Managing Shareholder may adjourn the tabulation.


By order of the Managing Shareholder:              Mary Louise Olin, Secretary
___________ __, 2001

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                           CONTENTS OF PROXY STATEMENT

                                                                           Page

Summary Of Proposals.........................................................1

Introduction.................................................................6

Proposal To End The Business Development Company Status Of The Trust.........7

Proposal To Amend The Declaration To Eliminate Provisions That Are No
 Longer Required If The Trust Is Not A Business Development Company
 Including The Requirement That The Trust Have A Board And Independent
 Trustees...................................................................10

Current Legal Status Of The Trust...........................................17

Other Information...........................................................20

Exhibit A - Proposed Amendment to the Declaration of Trust

Exhibit B - Listing of Statutory Provisions Affected by Conversion and
 Amendment Proposals

RIDGEWOOD ELECTRIC POWER TRUST II
947 Linwood Avenue, Ridgewood, New Jersey 07450-2939
Telephone:  (201) 447-9000 fax:  (201) 447-0474

                                 PROXY STATEMENT
                          for Solicitation of Consents
                              ___________ __, 2001

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                              SUMMARY OF PROPOSALS

The consents of the Investors of Ridgewood Electric Power Trust II (the "Trust") are being requested for ending the Trust's status as a business development company. In addition, consents are being requested to amend the Trust's Declaration of Trust (the "Declaration") in connection therewith. The amendments to the Declaration will eliminate provisions that were required because the Trust was a business development company. Such provisions include requirements that the Trust have a Board and Independent Trustees and that certain actions of the Trust be approved by the Board and the Independent Trustees. These consents are being solicited by the Managing Shareholder on behalf of the Trust.

The purpose of the termination of the Trust's status as a business development company (the "Conversion") and the amendment of the Declaration is to eliminate the regulatory requirements to which the Trust is subject under the Investment Company Act of 1940, as amended (the "1940 Act"). It is expected that this Notice of Solicitation of Consents and this Proxy Statement and the Consent Form will be mailed to Investors on or about ___________ __, 2001. Investors are asked to give their written consent to the Conversion and the amendment of the Declaration no later than ___________ __, 2001 (the "Response Date"), unless the Managing Shareholder extends the Response Date, by returning the enclosed consent form to the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939 or by faxing it to (201) 447-0474. The Managing Shareholder may extend the Response Date if it does not receive approval for the Conversion and the amendment of the Declaration on or prior to the expiration of the original Response Date. The written consent of the holders of no less than two-thirds of the outstanding Investor Shares of the Trust (other than the Managing Shareholder and its affiliates) is required for approval of the proposals described herein.

The remainder of this Proxy Statement contains important information regarding the amendment of the Declaration and Investors should read it in its entirety before deciding whether to give their written consent. Investors who wish further information may contact the Trust at the address above or by calling Mary Louise Olin, Vice President, at (201) 447-9000, or by e-mail at molin@ridgewoodpower.com.
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Background:

Companies that hold themselves out as investing in securities or that own more than specified percentages of their assets in investment securities and do not qualify for an exemption must register as investment companies under the 1940 Act. Investment companies are subject to many legal restrictions that impair the Trust's operations. When the Trust was organized, it was not clear whether it would be required to register as an investment company. The Trust elected business development company status, a less restrictive alternative under the 1940 Act, so that it would be in compliance with the 1940 Act in the event that the development of its business required it to register as an investment company.
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Termination of the Business Development Company Status of the Trust

The Managing Shareholder has determined that it would be in the best interest of the Trust and its Investors to terminate its status as a business development company for several reasons:

     oThe Managing Shareholder believes that, as a result of the development of the Trust's business operations, it does not fall within the definition of an investment company, as set forth in the 1940 Act. As a result, it does not need to remain a business development company.

     oAs a business development company, the Trust is subject to numerous regulatory requirements under the 1940 Act. These requirements are complex and compliance requires additional time, creating additional administrative burdens and expenses. This would be unnecessary if the Trust withdrew its election to be a business development company.

     oAs a business development company, the Trust's financial statements are prepared using an accounting method different than the one used by other companies, including affiliates of the Trust that are not business development companies. There are relatively few business development companies. Members of the business community, including lenders, financial analysts, and others with whom the Trust does business, are unfamiliar with the rules and regulations applicable to business development companies, such as the differing accounting methods. The Managing Shareholder believes that this unfamiliarity creates confusion in the business community and complicates the ability of lenders or others doing business with the Trust to understand the Trust's operating results and financial condition. This hinders the Trust's ability to conduct business.

     oSubstantive requirements of the 1940 Act applicable to business development companies affect the Trust's ability to pursue beneficial transactions. For example, the Trust is prohibited from co-investing or engaging in other transactions with other Ridgewood Funds (as hereinafter defined) without the approval of the Securities and Exchange Commission (the "Commission"). While the Trust currently has no contemplated transactions with any other Ridgewood Fund (other than the Consolidation described below), this requirement makes beneficial transactions that allow the Trust to diversify and grow more difficult and, inherently, less likely to complete and close.


     oFinally, the Managing Shareholder intends to propose a transaction under which the Trust, the other Ridgewood Funds, the Managing Shareholder and Ridgewood Power Management, LLC, which provides management services to the Ridgewood Funds, would be consolidated into a new entity with shares listed and traded on a national securities exchange (the "Consolidation"). The Consolidation would require the approval of the Commission and the Independent Trustees, if the Trust remained a business development company. The Managing Shareholder believes that if the Trust remains a business development company, the Commission and the Independent Trustee review process required for the Consolidation will create additional administrative hurdles to the Consolidation, resulting in uncertainty and delay, and will create considerable additional expense for the Trust.
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Amendments to the Declaration of Trust

The Managing Shareholder has also determined that it would be in the best interest of the Trust and its Investors to amend the Declaration. The current Declaration contains certain provisions that were required to comply with requirements applicable to business development companies under the 1940 Act. For example, under the current Declaration, the Trust is required to have a "board", a majority of whose members are Independent Trustees. Certain transactions must be approved by at least a majority of the Independent Trustees. The Managing Shareholder believes that it is no longer necessary to retain a board and Independent Trustees and that these requirements should be eliminated.

Following the termination of the Trust's status as a business development company, there will no longer be a statutory requirement for a board and Independent Trustees. However, the Managing Shareholder will continue to be subject to fiduciary duties to the Trust and the Investors. The Managing Shareholder believes that their elimination will simplify, and reduce the cost of, the Trust's operations. In addition, if the Conversion and amendment of the Declaration to eliminate the board and the Independent Trustees are not approved, the contemplated Consolidation would require the Trust to retain, at its expense, separate legal counsel and separate investment bankers to advise the Independent Trustees in connection with the Consolidation. These additional procedures would result in a substantial increase in time and expense for the Trust and would delay or even prevent completion of the Consolidation.
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Certain Considerations in Connection with the Approval of the Proposals:

There may be potential benefits to the Investors from the continuation of the Trust as a business development company and the Commission's approval and the review by Independent Trustees of transactions involving the Managing Shareholder. However, the Managing Shareholder believes that the factors described above outweigh these benefits. It should be noted that the Managing Shareholder may be subject to conflicts of interest in acting on behalf of the Trust and other Ridgewood Funds in considering and approving material transactions as described herein. However, if the amendment to the Declaration is approved certain of such transactions would require the approval of the holders of a majority of the outstanding Investor Shares of the Trust.
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Status of the Trust if the Conversion is approved:

The Trust will continue to be a reporting company that will file 10-K's, 10-Q's and other public reports. Although the Commission will no longer be required to review the fairness of transactions such as the Consolidation, the Trust will be required to comply with all of the Commission's requirements under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including all applicable disclosure rules. In connection with the Consolidation, it will be necessary for the acquiring company to file a registration statement with the Commission and the transaction will be required to meet the Commission's disclosure rules and other rules applicable to roll-ups. However, these rules do not include a review of the fairness of the transaction.

The Trust will not be subject to any of the provisions of the 1940 Act applicable to business development companies. Such provisions relate to, among other things, the filing of reports with the Commission, procedural requirements, financial reporting standards, and the requirement that the Trust have a board and independent trustees and that the approval of the independent trustees be obtained for certain transactions. However, if the amendment to the Declaration is approved, the consent of the holders of the majority of the outstanding Investor Shares of the Trust would be required for certain transactions with affiliates of the Trust.

Forward-Looking Statements:

This Notice of Solicitation of Consents and Proxy Statement and the accompanying letter contain forward-looking statements. These forward-looking statements include statements concerning the Managing Shareholder's plans to propose the Consolidation transaction. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in these forward-looking statements. Risks and other factors that might cause such a difference include, but are not limited to, the effect of economic and market conditions; market conditions specifically applicable to the independent power business; and market conditions for debt and equity financing.
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

                                  INTRODUCTION

The consent which is requested in the foregoing Notice of Solicitation of Consents is being solicited by Ridgewood Power LLC, the "Managing Shareholder" of Ridgewood Electric Power Trust II, a Delaware business trust (the "Trust") with respect to proposals (i) to end its status as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Conversion"), and (ii) to amend the Declaration of Trust of the Trust (the "Declaration") to amend or eliminate provisions of the Declaration that are no longer required once the Trust is no longer a business development company subject to the 1940 Act. Among other things, the proposed amendment provides for the elimination of the requirement that the Trust have a Board (the "Board"), a majority of whose members must be Independent Trustees, and that the approval of the Independent Trustees be obtained for certain transactions.

These proposals are being submitted to eliminate the regulatory burdens to which the Trust is subject under the 1940 Act and certain provisions which are no longer required if the Trust is no longer a business development company. The Managing Shareholder has determined that it would be in the best interest of the Trust and its Investors that the Investors vote in favor of both of these proposals. The consents will be tabulated at 5:00 p.m., prevailing local time, on a date (the "Tabulation Date") which is the later of ________, ___________ __, 2001 or a later date (but not later than ___________ __, 2001) to which the Managing Shareholder may adjourn the tabulation.

The mailing address and principal executive office of the Trust is 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939. Its telephone number is (201) 447-9000 and its facsimile number is (201) 447-0474. Consents must be given in writing and any consent given may be revoked by the Investor who gives the consent by notifying the Secretary of the Trust in writing at any time prior to the tabulation thereof. Consents and revocations may be mailed or delivered to the Trust at its principal executive office, as stated above, or may be sent by facsimile to the number stated above. All consents received will be tabulated unless revoked. The consents will be received at and will be tabulated at the principal executive office of the Trust. It is expected that the Notice of Solicitation Consents and Proxy Statement and the form of consent will be mailed to Investors on or about ___________ __, 2001.

The close of business on ___________ __, 2001 has been fixed as the time for the determination of the Investors entitled to consent. Each share of beneficial interest in the Trust (an "Investor Share"), is entitled to one vote and fractional Investor Shares to corresponding fractional votes, except that any Investor Share owned by the Managing Shareholder or any person that controls, is controlled by or is under common control with the Managing Shareholder (an "Affiliate") will not be treated as outstanding and the holder thereof will not be entitled to consent. There are approximately 234 Investor Shares outstanding whose holders are entitled to consent in response to the Notice of Solicitation of Consents. Although there is no quorum for giving of consents, no action can be taken pursuant to this solicitation unless holders of no less than two-thirds of the outstanding Investor Shares (excluding the Managing Shareholder and its Affiliates) of the Trust entitled to consent, grant their consents to the action.

Votes made by consents returned prior to the Tabulation Date will be counted by the Managing Shareholder. Abstentions and failures by record holders to vote the shares owned by beneficial owners (including "broker non-votes") will not be counted as voting on the Conversion and the amendment proposals. Because the Conversion and the amendment proposals require the vote of holders of no less than two-thirds of the outstanding Investor Shares (excluding the Managing Shareholder and its affiliates) of the Trust entitled to consent, a failure to vote or a broker-non vote has the effect of a vote against the Conversion and the amendment proposals.

A copy of the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission (the " Commission"), including financial statements and schedules thereto, will be furnished by the Trust without charge to each person to whom this Proxy Statement is delivered, upon written or oral request of such person to the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, Attention: Secretary, or by telephone request to the Trust at (201) 447-9000 during normal business hours.

      PROPOSAL TO END THE BUSINESS DEVELOPMENT COMPANY STATUS OF THE TRUST

As a business development company, the Trust is subject to many regulatory requirements that apply only to such companies. These requirements restrict the Trust's ability to function optimally. Therefore, the Managing Shareholder has proposed the Conversion to end the Trust's status as a business development company under the 1940 Act.

Background

When the Trust was organized, the Managing Shareholder had contemplated that it would invest in independent electric power projects and similar capital projects ("Projects") in two ways. First, the Trust might make majority or controlling investments in Projects with the intention of operating those Projects itself. Second, the Trust might invest in other Projects together with the developers of the Projects or others and the developers or other managers unaffiliated with the Trust would manage those Projects. Thus, the Trust might act as an active investor with managerial control over certain Projects ("Operated Projects") and might have the status of a more passive investor in other Projects ("Non-Operated Projects").

However, to the extent the Trust were to invest in Non-Operated Projects, its ownership interests in such Non-Operated Projects might be considered to be investment securities under the 1940 Act and the Trust would, under certain circumstances, be an investment company required to register under the 1940 Act. The Managing Shareholder concluded that the 1940 Act's restrictions on investment companies, however, would have made the Trust's business plan extremely difficult to carry out.

The 1940 Act provides business development company status as an alternative to investment company registration for companies that meet certain investment requirements, which were not inconsistent with the Trust's business plan and would allow the Trust to comply with the 1940 Act in the event the Trust were considered to be an investment company. Therefore, in order to reduce legal risks at a time when the Trust's status under the 1940 Act was uncertain, the Trust elected to become a business development company and has operated as such since its registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), became effective The Trust, however, has invested only in Operated Projects which it actively manages, and expects that it will continue to do so. It has not invested in any Non-Operated Projects which might be deemed to trigger the requirement that the Trust register as an investment company under the 1940 Act. Therefore, because the Trust does not require the business development company safe harbor from the provisions of the 1940 Act, and for the other reasons set forth below, the Managing Shareholder has proposed the Conversion.

Reasons for the Conversion

No Legal Requirement to Maintain the Business Development Company Status of the Trust

As discussed above, the Trust has invested in Operated Projects and not in Non-Operated Projects. Therefore the rationale that originally caused the Managing Shareholder to register the Trust as a business development company, namely, to obtain a safe harbor from the provisions of the 1940 Act, is no longer applicable.

The Compliance with the Requirements of the 1940 Act Increases the Complexity of Operating the Trust

So long as the Trust remains a business development company, it continues to be subject to the applicable requirements of the 1940 Act. These requirements are often complex and require additional time and expense to determine and comply with the requirements under the 1940 Act. For example, under the 1940 Act the Trust is required to file periodic reports with and follow certain procedural requirements of the Commission. The compliance of the Trust with these requirements may be reviewed by the Commission. In addition, the 1940 Act limits the type of transactions that the Trust may enter into and imposes procedural requirements applicable to such transactions. The Conversion would simplify the operations of the Trust.

The Managing Shareholder or its affiliates act as manager to the Trust, two other trusts which are business development companies, Ridgewood Electric Power Trust I and Ridgewood Electric Power Trust III, and four other trusts which are not business development companies, Ridgewood Electric Power Trust IV, Ridgewood Electric Power Trust V, The Ridgewood Power Growth Fund and Ridgewood/Egypt Fund (collectively, the "Ridgewood Funds"). The Ridgewood Funds which are business development companies are reviewed by a different branch of the Commission from the other Ridgewood Funds. This increases the complexity, administrative burden and expense of operating the Ridgewood Funds.

As a business development company, the Trust's financial statements are prepared using an accounting method different than the one used by other companies, including affiliates of the Trust that are not business development companies. There are relatively few business development companies. Members of the business community, including lenders, financial analysts, and others with whom the Trust does business, are unfamiliar with the rules and regulations applicable to business development companies, such as the differing accounting methods. The Managing Shareholder believes that this unfamiliarity creates confusion in the business community and complicates the ability of lenders or others doing business with the Trust to understand the Trust's operating results and financial condition. This hinders the Trust's ability to conduct business.

Because the Managing Shareholder and affiliates transact business with lenders and others on behalf of both the Trust and the other Ridgewood Funds, the Managing Shareholder and its affiliates provide these entities with financial statements and other information on behalf of both the Trust and the Ridgewood Funds which are not business development companies. As a result, and in light of the differing information being provided due to the Trust's status as a business development company, it is more difficult for lenders and others doing business with the Ridgewood Funds to understand and analyze the financial statements of the Trust. This difficulty increases the Trust's costs and affects its ability to obtain financing and enter into certain larger and more diverse and potentially profitable transactions.

The Substantive Requirements of the 1940 Act Affect the Operations of the Trust

Further, substantive requirements of the 1940 Act applicable to business development companies affect the Trust's ability to pursue beneficial transactions. For instance, the 1940 Act prohibits business development companies from investing in business ventures in which certain "affiliated persons" (as defined by the 1940 Act) also invest, unless the Commission reviews the transaction to determine whether the proposed co-investment would comply with the requirements of Section 57 of the 1940 Act (which include in part a mandate that the parties invest on identical terms) and issues an exemptive order permitting the co-investment. The Managing Shareholder and the other Ridgewood Funds it sponsors are affiliated persons of the Trust. Therefore, with limited exceptions that are not useful to the Trust, without the Commission's approval, the Trust may not invest in any business venture in which another Ridgewood Fund invests. This, in most cases, effectively restricts the Trust's investments to ownership in small Projects or forces the Trust to invest in single larger Projects, thus creating higher risks to Investors because of less diversification of investments. The Managing Shareholder believes that this restriction unnecessarily limits the Trust and may reduce diversification of its portfolio, with corresponding increased risks to Investors. While the Trust currently has no plans to enter into transactions with other Ridgewood Funds (other than the Consolidation discussed below), this requirement could affect the ability of the Trust to enter into a future transaction that would allow the Trust to diversify and be beneficial to the Trust.

The Managing Shareholder intends to propose the Consolidation transaction which may be affected if the Trust continues as a business development company. In connection with such transaction, the Trust, the other Ridgewood Funds, the Managing Shareholder and Ridgewood Power Management LLC (the "Management Company"), the management company that provides management services to the Projects owned by the Ridgewood Funds, would be consolidated into a new entity ("Newco"). Following the Consolidation, Newco's shares would be traded on a national securities exchange. As part of the Consolidation proposal, the Managing Shareholder also intends to raise capital through an initial public offering or other financing transaction simultaneously with the closing of the Consolidation. However, because the Managing Shareholder and all of the Ridgewood Funds are affiliated persons of the Trust, the Trust may not effect a Consolidation, absent a Conversion, without the Commission's approval.

In addition, regardless of whether the Conversion occurs and the amendment to the Declaration is approved, the Consolidation will require the consent of the holders of a majority of the outstanding shares of each of the Ridgewood Funds pursuant to a consent solicitation statement/prospectus included in a registration statement filed under the Securities Act of 1933, as amended, and declared effective by the Commission. Investors should recognize that the Consolidation proposal is still in the preliminary stages and that the Managing Shareholder can make no assurances that the Consolidation will be consummated.

The Commission by order may grant an exemption from the transactional prohibitions (with respect to co-investment by the Trust and affiliated parties or with respect to the Consolidation ) so long as the Trust participates in the transactions on terms at least as advantageous as the terms enjoyed by any other affiliated participants and meets other statutory requirements. For the Commission to waive any of these prohibitions in its discretion, it must find that the transaction's terms are reasonable, fair, not overreaching, consistent with the Trust's investment policy and consistent with the general purposes of the 1940 Act. The approval process for such an order requires notice to the public, a public comment period and careful review of the Trust's filing by the Commission's staff. At the completion of the process, there is no assurance that any application will be approved and there is no assurance that the proposed transaction can be completed in accordance with the terms of the order or within the time period permitted by the waiver.

Although the requirement of the 1940 Act that the Commission approve certain types of transactions may offer some benefit to Investors, by providing for a review by the Commission of such transactions, the Managing Shareholder believes that the disadvantages of such requirement, as described above, outweigh such benefit.

PROPOSAL TO AMEND THE DECLARATION TO ELIMINATE PROVISIONS THAT ARE NO LONGER REQUIRED IF THE TRUST IS NOT A BUSINESS DEVELOPMENT COMPANY INCLUDING THE REQUIREMENT THAT THE TRUST HAVE A BOARD AND INDEPENDENT TRUSTEES

Because the Trust elected to have business development company status, the Declaration includes certain provisions required to comply with the 1940 Act. These include the requirement that the Trust have a Board, a majority of which are Independent Trustees. The Independent Trustees may not be "interested persons" of the Trust and must approve certain matters specified in the 1940 Act. Under the Declaration, the approval of either the Board and the Independent Trustees or the Independent Trustsess and the holders of a majority of the Investor Shares is required for the following matters:

     oAppointment of the independent accountants of the Trust;

     oCertain transactions with persons having defined relationships with the Trust, including a new management agreement between the Trust and the Managing Shareholder;

     oSales of shares below net asset value;

     oTerms of any new series of shares that are issued by the Trust;

     oValuation of the assets of the Trust; and

     oAny other transaction for which the approval of the Board or the Independent Trustees is required under the 1940 Act.

The Board also has the power to supervise and review the Managing Shareholder's actions, and has the right to require action by the Managing Shareholder, to the extent necessary to carry out the fiduciary duties of the Board's members. The Board also has the power to remove the Managing Shareholder. Following the Conversion and the amendment of the Declaration, the Board and the Independent Trustees will no longer exercise these functions and the Trust will be managed solely by the Managing Shareholder. However, if the amendment to the Declaration is approved, the consent of the holders of a majority of the outstanding Investor Shares of the Trust to certain transactions with affiliates of the Trust will be required.

The Managing Shareholder believes that the elimination of the Board and the Independent Trustees is in the best interest of the Investors. The requirement that there be a Board and Independent Trustees was originally included in the Declaration solely to comply with the requirements of the 1940 Act applicable to business development companies and to provide the approvals required of independent directors under the 1940 Act. Although the Board and the Independent Trustees have the powers described above, in practice, the Managing Shareholder has had the primary responsibility for the operations of the Trust. The role of the Board and the Independent Trustees has been, generally, limited to the specific items required under the 1940 Act.

Accordingly, the Managing Shareholder believes that the Investors have relied on the Managing Shareholder and not on the Board and the Independent Trustees to manage and control the operations of the Trust. Following the Conversion, there will no longer be a statutory requirement for a Board or Independent Trustees and the elimination of the Board and of the Independent Trustees will simplify and reduce the cost of the operations of the Trust. The Managing Shareholder does not believe that the operations of the Trust will be adversely affected by the elimination of the Board and of the Independent Trustees.

In addition, in the event that the contemplated Consolidation occurs without the proposed amendments to the Declaration being approved, substantial additional procedures would be required to enable the Independent Trustees to meet their fiduciary duties and minimize their risk of liability. Among other things, if the Independent Trustees remained, it would be necessary for the Trust to retain, at considerable expense, separate counsel and separate investment bankers to advise the Independent Trustees in connection with the Consolidation. The Consolidation would also require the Independent Trustees to spend substantially more time in performing their duties as Independent Trustees than was originally contemplated and would create a risk of liability to the Independent Trustees. These additional procedures could delay or even prevent the Consolidation.

The review and supervision by the Board and the Independent Trustees of certain transactions of the Trust and of the actions of the Managing Shareholder, and the ability of the Board to require action by the Managing Shareholder, may protect the Investors by providing an independent consideration of whether certain transactions are in the best interests of the Trust and whether the relevant terms are fair to the Trust. For example, in transactions between the Trust and the Managing Shareholder or other affiliates of the Trust, such as the Consolidation, the Managing Shareholder may have a conflict of interest.

If the proposal to amend the Declaration is approved and the Board and the Independent Trustees are eliminated, the Managing Shareholder will no longer be subject to their independent review. However, even in the absence of the Independent Trustees, the Managing Shareholder would still have to review such transactions and determine their fairness to the Investors. The Managing Shareholder intends to also obtain a fairness opinion with respect to the Consolidation transaction. While the Managing Shareholder is subject to conflicts of interest, the Managing Shareholder believes that it will be able, in exercise of its fiduciary duties, to review and determine whether any proposed transaction is fair and in the best interests of the Investors.

In addition, certain transactions, including transactions with affiliated parties (unless they only involve transactions with other Ridgewood Funds or transactions in the ordinary course of business pursuant to which the Managing Shareholder or its affiliates and any Ridgewood Fund jointly acquire goods or services from third parties, on an arm's length basis) such as the Consolidation, would also require the approval of the holders of a majority of the outstanding Investor Shares of the Trust. The Managing Shareholder believes that the benefits associated with the elimination of the Independent Trustees, such as simplification of the Trust's operations and reduced operational and administrative costs, clearly outweigh any perceived detriment from the elimination of the Independent Trustees.

Potential Conflicts of Interests and Benefits to Related Parties

If the Conversion and the proposal to amend the Declaration are approved and a transaction between the Trust and any of its, or the Managing Shareholder's, affiliates is proposed by the Managing Shareholder, the Managing Shareholder might be considered to have potential conflicts of interest arising from its duties to the Trust and to itself, any of its affiliates, or any other Ridgewood Fund considering such transaction. However, as discussed below, such transactions would be subject to applicable laws, including laws governing conflicts of interest.

The Managing Shareholder may be considered to benefit from the Conversion and the elimination of the requirement that the Trust have a Board and Independent Trustees if a Consolidation is completed following such Conversion, because the Managing Shareholder or its affiliates would receive common stock in the combined entity in exchange for its interest in the Trust and the Management Company. Because the Conversion will eliminate the requirement that the Commission approve a Consolidation and the amendment to the Declaration will eliminate the requirement that the Board supervise and review the actions of the Managing Shareholder (and the right of the Board to require action by the Managing Shareholder), the Conversion and amendment may increase the likelihood that affiliates of the Managing Shareholder will receive securities of the combined entity in connection with the Consolidation. In addition, the terms of a Consolidation may be more favorable to the Managing Shareholder and its affiliates than they would have been if the Board reviewed the Consolidation. However, in the event that the Conversion and amendment are approved, the holders of a majority of the outstanding Investor Shares of the Trust will still be required to separately approve any such Consolidation.

Even if the Consolidation does not occur, the Managing Shareholder may be viewed as benefiting from the elimination of a Board and Independent Trustees, since the Board currently has the power to review the Managing Shareholder's actions and to remove the Managing Shareholder. However, following the Conversion, the holders of a majority of the outstanding Investor Shares of the Trust will retain the power to remove the Managing Shareholder.

Amendment to Declaration

The Conversion would be completed by amending the Declaration and by filing a withdrawal of election to be a business development company with the Commission. The Trust anticipates that it will do so as soon after the Tabulation Date as possible. The text of the amendment to the Declaration (the "Amendment") is attached as Exhibit A.

In summary, the Amendment authorizes the Trust to withdraw the business development company election. Once the Trust withdraws such election, the Trust will not be subject to any of the provisions of the 1940 Act or the rules promulgated thereunder. A summary of the provisions of the 1940 Act that are applicable to business development companies is attached hereto as Exhibit B, but for a comprehensive discussion of these provisions, each Investor should consult its legal counsel and the 1940 Act.

The Amendment will eliminate from the Declaration of Trust the requirement that the Trust have a Board, a majority of whose members are Independent Trustees, and terminate those functions previously exercised by such parties. See - Reasons for the Conversion, above. Pursuant to the Amendment, the persons who previously served as Independent Trustees will be entitled to the same rights of exculpation, indemnification and reimbursement as they had prior to the Amendment. In addition, the Managing Shareholder has agreed to indemnify the Independent Trustees to the same extent.

Although  the Trust will no longer be subject  to the  requirements  of the 1940
Act, the Declaration will be amended to provide that an Affiliate Transaction (excluding transactions with other Ridgewood Funds and transactions in the ordinary course of business pursuant to which the Managing Shareholder or its affiliates and any Ridgewood Fund jointly acquire goods or services from third parties, on an arm's length basis) must be approved by the holders of a majority of the outstanding Investor Shares of the Trust. The Consolidation, for example, would require the approval of the holders of a majority of the outstanding Investor Shares of the Trust. The Amendment defines an "Affiliate Transaction" as a transaction with a Managing Person (which includes the Managing Shareholder and its affiliates, and excludes any existing and new Ridgewood Funds). If the Declaration is amended, transactions between the Trust and other Ridgewood Funds in which the Managing Shareholder was not a party would not necessarily require shareholder approval even though such transactions might involve a potential conflict of interest for the Managing Shareholder. Following the Conversion, the Investors will retain the power to remove the Managing Shareholder. However, in the event that the Managing Shareholder is removed, it may be entitled to receive certain payments from the Trust.

Copies of the Declaration of Trust reflecting all changes proposed by this Proxy Statement are available from the Trust without charge on request by any Investor. Requests should be made to the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, Attention: Secretary, or by telephone to the Trust at
(201) 447-9000 during normal business hours.

Effects of Conversion and Amendment of Declaration

Upon the Conversion, the Trust will not be subject to any of the provisions or the 1940 Act. Although this section summarizes certain notable effects of the Conversion and the amendment of the Declaration, for a complete review of the provisions of the 1940 Act, each Investor should consult its legal counsel, the 1940 Act, the Declaration and the Amendment.

The Conversion would end supervision of the Trust by the Commission under the 1940 Act and thus would end the Commission's ability to bring administrative or court proceedings against the Trust and its affiliates under the 1940 Act. For example, under Section 36 of the 1940 Act, the Commission and the Investors in the Trust are empowered to bring actions against officers, directors and other persons involved in the management of the Trust for breach of their fiduciary duties (where such breach involves personal misconduct) to the Trust. This fiduciary duty standard is higher than the standard applicable under Delaware and other federal laws. Following the Conversion, the Commission and Investors will retain rights of action under laws other than the 1940 Act and Investors will have contractual rights of action for breach by the Managing Shareholder of the protections that are granted to the Investors under the Declaration.

As a result of the Conversion, the Trust would not be required to file any reports required of business development companies with the Commission or any other regulatory agency. In addition, the Commission will not have the ability to regulate the Trust under the 1940 Act, because the Trust will no longer be subject to the Commission's authority over business development companies.

The  Conversion   would  eliminate  the  following   prohibitions  on  Affiliate
Transactions, which so long as the Trust remains a business development company can only be lifted by an order of the Commission:

a. purchases of property from other Ridgewood Funds or companies they control or invest in;

b. sales of property to other Ridgewood Funds or companies they control or invest in (including transactions such as the Consolidation), except for Investor Shares in some cases;

c. loans to other Ridgewood Funds or companies they control or invest in; and

d. acting as a joint or joint and several participant in any transaction or venture with other Ridgewood Funds or companies they control or invest in, if the Trust may have a less advantageous position than other participants (although a joint enterprise is permissible if no affiliate or insider has a financial interest in a party to the transaction and the Trust or its investees do not commit more than 5% of their total assets to the transaction).

Following the Conversion and the amendment of the Declaration, the Board and the Independent Trustees will be eliminated and they will cease to perform the functions described above. The Managing Shareholder will be solely responsible for managing the business and operations of the Trust. See - Reasons for the Conversion, above. However, new Affiliate Transactions, including the Consolidation, would require the consent of holders of a majority of the outstanding Investor Shares of the Trust, in lieu of the current requirement for Commission approval.

Currently, the Management Agreement between the Trust and the Managing Shareholder is renewed annually as long as it is approved at least annually by the Board or by holders of a majority of the outstanding Investor Shares of the Trust. Following the Conversion and the amendment of the Declaration, holders of a majority of the outstanding Investor Shares of the Trust will retain the power to remove the Managing Shareholder, subject to the right of the Managing Shareholder to receive certain payments from the Trust in connection with such termination. The holders of a majority of the outstanding Investor Shares of the Trust will also retain the right to approve a new Management Agreement with the Managing Shareholder. See - Amendment to Declaration, above. However, the existing Management Agreement will be renewed automatically, for consecutive one
(1) year terms, unless the Investors vote to terminate the Management Agreement in accordance with the terms of the Declaration.

The 1940 Act requires business development companies to transmit financial reports containing prescribed information to their security holders at least semiannually. Power is given to the Commission to obtain annual and periodic reports including financial statements. The Commission has also promulgated uniform accounting standards that are applicable to business development companies which require such companies, among other things, to value its securities semiannually. Although, following a Conversion, these requirements would terminate, the Trust would remain subject to all other applicable legal requirements with respect to financial reporting.

For example, the Conversion will not affect the status of the Trust as a business trust organized under Delaware law. The Trust's Investor Shares will continue to be registered under the Securities Exchange Act of 1934 ("Exchange Act"), which requires the Trust to file annual, quarterly and current reports (10-K, 10-Q and 8-K) and to comply with the proxy solicitation rules, short-swing insider trading rules, tender offer rules and other rules applicable to "public companies" generally. In addition, the Trust will be required to comply with all of the Commission's requirements under the Securities Act of 1933, as amended, and the Exchange Act in connection with the Consolidation. Therefore, in connection with the Consolidation, it will be necessary for the acquiring company to file a registration statement with the Commission and the Consolidation transaction will be required to meet the Commission's disclosure rules and other rules applicable to roll-ups. However, these rules do not include a review of the fairness of the Consolidation transaction by the Commission.

Federal Income Tax Consequences

The Conversion and the amendment of the Declaration will not have any federal income tax consequences to the Investors.

Absence of Dissenter's Rights

There are no dissenter's or appraisal rights with respect to the Conversion and the amendment of the Declaration, which means that Investors who do not grant their consent to the Conversion and the amendment of the Declaration do not have the right to receive payment of the fair value of their shares.

No Additional Anti-Takeover Effects

The Conversion and the amendment of the Declaration will not cause the Trust to be subject to any business combination statute limiting the ability of corporations to merge with or enter into transactions involving interested stockholders and the proposed amendment of the Declaration does not contain provisions making a change of control of the Trust more difficult. However, it is possible that the elimination of the Board, who currently has the power to remove the Managing Shareholder, could be considered to make a change of control of the Trust more difficult. See - Amendment to Declaration, above.

Vote to Approve

Approval of each of the Conversion and the amendment of the Declaration proposals requires the affirmative vote of the holders of no less than two-thirds of the outstanding Investor Shares (excluding the Managing Shareholder and its Affiliates) of the Trust entitled to consent. Such Conversion and amendment will be effective as to all Investors. The Managing Shareholder will consent to the Conversion and amendment.

THE MANAGING SHAREHOLDER RECOMMENDS A VOTE "FOR" APPROVAL OF THE CONVERSION AND "FOR" THE AMENDMENT OF THE DECLARATION. CURRENT LEGAL STATUS OF THE TRUST

The 1940 Act

The Trust is a business development company under the 1940 Act and has registered its Investor Shares under the Exchange Act, which requires the Trust to file annual, quarterly and other reports (such as Forms 10-K, 10-Q and 8-K) and to be subject to the proxy rules and other regulatory requirements of that Act. The registration of the Trust's Investor Shares under the Exchange Act will be unaffected by the Conversion and the amendment of the Declaration and it will continue to file the reports required under that Act.

As a business development company, the Trust is treated as if it were a closed-end company (defined by the 1940 Act as a company that does not offer for sale or have outstanding any redeemable security) that is regulated under the 1940 Act only as a business development company. The 1940 Act requires that a majority of the Managing Shareholder and Independent Trustees be persons other than "interested persons" as defined in that Act. Under the 1940 Act, approval of the Commission is required for certain transactions of business development companies involving certain closely affiliated persons. Accordingly, the Trust currently is required to obtain an exemptive order of the Commission permitting investments in one or more of the same Projects or Project development companies by the Trust and other entities sponsored or managed by the Managing Shareholder, including the Ridgewood Funds, or with affiliates of the Managing Shareholder. Likewise, the Trust is required to obtain an exemptive order of the Commission permitting the Consolidation. A business development company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless authorized to do so by at least a majority vote of its outstanding voting securities.

The 1940 Act restricts the kind of investments a business development company may make. A business development company may not acquire any asset other than a "Qualifying Asset", within the meaning of the 1940 Act, unless, at the time the acquisition is made, Qualifying Assets comprise at least 70% of the company's total assets by value.

Although the Trust does not anticipate that it will incur material debt, a business development company is permitted under specified conditions to issue multiple classes of indebtedness and classes of equity securities senior to the Shares if its asset coverage (as defined in the 1940 Act) is at least 200% immediately after each issuance. Although such actions are not anticipated, in the event the Trust were to issue publicly distributable debt or senior equity securities, no distribution to holders of Investor Shares would be permitted by the Trust unless the Trust were to meet the applicable asset coverage ratios at the time of the distribution. The Trust is also permitted to borrow for temporary or emergency purposes an amount up to 5% of its total assets.

If the Trust were not a business development company, but met the definition of an investment company described below, it would be required to register as an investment company under the 1940 Act in order to continue operation.

The 1940 Act in relevant part defines an investment company as an organization that either (a) is or holds itself out as being or that will be primarily engaged in the business of investing in securities, or (b) is engaged or proposes to engage in the business of investing in securities and that owns or proposes to own "investment securities" (securities other than U.S. government securities and securities issued by majority-owned operating subsidiaries of the company) in an amount exceeding 40% of the company's total assets (excluding U.S. government securities and cash items).

As mentioned above, the Trust believes that it is not, and is not likely to ever become, an investment company.

Ownership of Securities by Directors, Executive Officers and Certain Beneficial Owners

To the knowledge of the Trust, no person owns of record or beneficially more than 5% of the Trust's Investor Shares.

The following information pertains to the Investor Shares of the Trust beneficially owned, directly or indirectly, by the Managing Shareholder, the Independent Trustees, and executive officers individually and by all those persons as a group. Each person named has an address c/o the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939.

--------------------------------------------------------------------------------
             Shareholder     Name          Amount and nature of         Percent
                                           beneficial ownership
                                             (Investor Shares)
--------------------------------------------------------------------------------
Managing Shareholder    Ridgewood Power LLC          1.45                 .7
and Affiliates (a)
--------------------------------------------------------------------------------
Independent Trustees    Ralph O. Hellmold            .5                    .2
                        Jonathan C. Kaledin          0                     0
                        Joseph Ferrante              0                     0
--------------------------------------------------------------------------------
All current directors and executive officers as a    1.95                  .9
group (8) (a):
--------------------------------------------------------------------------------
Mr. Swanson is the sole manager of the Managing Shareholder and beneficially owns all of its equity. He, therefore, beneficially owns all Investor Shares held by the Managing Shareholder.

Voting Requirements

The Declaration of Trust requires the consent of holders of at least two-thirds of the outstanding Investor Shares of the Trust, excluding the Managing Shareholder and its affiliates, in order to amend the Declaration. Amendment of the Declaration is necessary for the Conversion.

Section 58 of the 1940 Act also requires the consent of the holders of a "majority" of the Trust's voting securities to withdraw the business development company election. Section 2(a)(42) of the 1940 Act defines "majority" in the alternative: either 67% of the securities present at the meeting if at least half of the voting securities are represented, or more than 50% of the voting securities, whichever is less.

Thus, if holders of at least two-thirds of the outstanding Investor Shares of the Trust, as required by the Declaration, consent to the Conversion and the amendment of the Declaration, then more than 50% in interest of all holders of voting securities will have consented and the statutory requirement will be met.

                                OTHER INFORMATION

Cost of Consent Solicitation

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Solicitation and form of consent will be borne by the Trust. The Trust will request nominees and fiduciaries to forward the proxy material to the beneficial owners of the Investor Shares held of record by such persons, and the Trust will reimburse them, upon request, for reasonable expenses incurred in connection therewith. In addition to solicitation by mail, the Company' directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews.

Other Matters

No other business is to be presented pursuant to this Proxy Statement or the solicitation of consents.

Shareholder Proposals

No annual meeting of the Trust is provided for by the Declaration and the Trust does not currently contemplate that any special meeting of or further consent solicitation of Investors (except for any special meeting of or consent of Investors relating to the Consolidation) will occur. In the event that an Investor meeting or consent solicitation were to occur in the future, Investors wishing to present proposals for inclusion in proxy materials may do so within a reasonable time prior to the record date of the consent solicitation or special meeting. Inclusion of proposals is subject to federal laws and regulations governing proxy solicitations, which give the Trust in certain cases the right to refuse to include a proposal. There is no assurance that any proposal, if submitted, will be included in proxy materials or will be presented for consideration by Investors.

Transfer Agent and Shareholder Information

The transfer agent for the Investor Shares is the Managing Shareholder, located at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939 and its telephone number is (201) 447-9000. For information concerning the Trust, please contact the Secretary of the Trust, Mary Louise Olin, at the Trust's principal executive offices.

On Behalf of the Managing Shareholder:             Robert E. Swanson, President
Ridgewood, New Jersey                                  ___________ __, 2001

                                    EXHIBIT A

                                 AMENDMENT NO. 1
                             TO DECLARATION OF TRUST
                      OF RIDGEWOOD ELECTRIC POWER TRUST II


This AMENDMENT NO. 1 (the "Amendment") to the Declaration of Trust, dated as of January 4, 1993, of Ridgewood Electric Power Trust II, a Delaware business trust (the "Trust"), is made by Ridgewood Energy Holding Corporation, a Delaware corporation which is the Corporate Trustee of the Trust (the "Corporate Trustee"), as of ___________, 2001.

                                    RECITALS

The Corporate Trustee has entered into the Declaration of Trust, dated as of January 4, 1993 (the "Prior Declaration") for the benefit of the persons admitted as Investors under the terms of the Prior Declaration. Capitalized terms not defined in this Amendment shall have the meanings assigned to them by the Prior Declaration. The Prior Declaration, as modified by this Amendment, is referred to as the "Declaration."

The Managing Shareholder has proposed to the Investors that the Trust withdraw its election to be a business development company under the 1940 Act and has submitted this Amendment to authorize that withdrawal to the Investors on ___________ __, 2001. The consents of the Investors were tabulated ___________
__, 2001, at which time the Trust determined that this Amendment had received the consent of the Investors required under Sections 15.8(b) and 15.2(b) of the Prior Declaration.

NOW THEREFORE, pursuant to the proposal of the Managing Shareholder and the consent of holders of no less than two-thirds of the outstanding Investor Shares of the Trust (excluding the Managing Shareholder and its Affiliates), the Corporate Trustee adopts this Amendment to the Prior Declaration as follows:

A. Authorization to Withdraw Business Development Company Election.

The Prior Declaration is amended by adding the following Section 1.9 after the existing Section 1.8:

1.9. Withdrawal of Business Development Company Election. On and after the date of the Amendment adopting this Section 1.9, the Trust is authorized, empowered and directed to withdraw its prior election to operate as a business development company under the 1940 Act, effective upon the filing of a notice of withdrawal with the Securities and Exchange Commission.

B. Authorization to Enter into Affiliate Transactions.

(a) Section 1.8(i) of the Prior Declaration (empowering the Trust to do business as a business development company) is amended by replacing it in its entirety with the following:

(i) To engage in Affiliate Transactions, subject to the requirements of Section 12.5(a).

(b) Article 2 of the Prior Declaration is amended by adding the following definitions:

"Affiliate Transaction" -- An "Affiliate Transaction" is any transaction with a Managing Person, provided, however, that for purposes of the definition of Affiliate Transaction (i) no Ridgewood Fund shall be deemed to be a Managing Person, and (ii) no transaction in the ordinary course of business pursuant to which a Managing Person and any Ridgewood Fund jointly acquire goods or services from third parties, on an arm's length basis, shall be deemed to be an Affiliate Transaction.

"Ridgewood Funds" - A "Ridgewood Fund" is each of:

(a) The Trust;

(b) Ridgewood Electric Power Trust I;

(c) Ridgewood Electric Power Trust III;

(d) Ridgewood Electric Power Trust IV;

(e) Ridgewood Electric Power Trust V;

(f) The Ridgewood Power Growth Fund;

(g) and Ridgewood/Egypt Fund; and

(h) any other investment program sponsored by the Managing Shareholder or an Affiliate of the Managing Shareholder.

C. Conforming Changes to the Declaration

(a) Sections 1.2(c) (authorizing the business development company election) and 12.4(h) (empowering the Managing Shareholder to take actions to maintain business development company status) of the Prior Declaration are deleted in their entirety.

(b) The definition of "Independent Trustee" contained in Article 2 of the Prior Declaration is deleted in its entirety and the definition of "Trustee" contained in Article 2 of the Prior Declaration is amended as set forth below:

"Trustee" - A person serving as a Corporate [DELETION: Trustee or an Independent ] Trustee under this Declaration.

(c) Section 3.1(b) (limiting powers of the Corporate Trustee) of the Prior Declaration is amended as set forth below:

(b) The Corporate Trustee shall not exercise any management or administrative powers except upon the direction of the Managing Shareholder [DELETION: or the Independent Trustees, as the case may be.]

(d) Section 3.2 (liability and obligations of Independent Trustees) of the Prior Declaration is deleted in its entirety.

(e) Section 3.3(a) (liability and obligations of Managing Shareholder to Trustees) of the Prior Declaration is amended as set forth below:

(a) The Managing Shareholder shall be liable for any wrongful act or omission of the Corporate Trustee [DELETION:l, the Independent Trustees] or the Trust, taken in the ordinary course of the Trust's business or with the authority of [DELETION: the Independent Trustees or] the Managing Shareholder, that causes loss or injury to any person who is not a Shareholder or that incurs any penalty.

(f) Section 3.6(b) (not invalidating transactions to which a Managing Person is a party if the requirements of the 1940 Act are met) of the Prior Declaration is amended as set forth below:

No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or has an interest in any contract or transaction of the Trust if the interest of the Managing Person has been disclosed or is known to the Shareholders or such contract or transaction is at prevailing rates or on terms at least as favorable to the Trust as those available from persons who are not Managing Shareholders or their Affiliates [INSERTION: provided that such contract or transaction is approved in accordance with Section 12.5] [INSERTION: provided that the requirements of the1940 Act are met.]

(g) Section 3.8(a)(iii) (expenses incurred by a Managing Person in defending actions to be paid by the Trust in advance of the final disposition of the action if certain conditions are satisfied) of the Prior Declaration is amended as set forth below:

(iii) [DELETION: Either a majority of the] Independent [DELETION: Trustees who are not parties to the action, suit or proceeding or independent] legal counsel in a written opinion determines, based upon a review of the then readily-available facts, that there is reason to believe that the Managing Person will be found to be entitled to indemnification under Section 3.7. In so doing, it shall not be necessary to employ hearing or trial-like procedures.

(h) Section 8.4 (barring distributions to Shareholders to be made to the extent that they are prohibited by restrictions contained in the 1940 Act) of the Prior Declaration is amended as set forth below:

Limitation. Distributions to the Shareholders shall not be made to the extent that they are prohibited by restrictions contained in the 1940 Act, the Delaware Act or this Declaration.

(i) Section 9.5(a) (subjecting sales of additional Shares to the applicable requirements of the 1940 Act) of the Prior Declaration is amended as set forth below:

Additional Offers of Shares. (a) Beginning six months and one day after the Termination Date, the Trust may sell additional Shares if the Managing
Shareholder determines that the best interests of the Trust so require[ DELETION:, subject to any applicable requirements of the 1940 Act. The Managing Shareholder may amend this Section 9.5 without notice to the Investors as necessary to comply with the 1940 Act.]

(j) Section 9.5(c) (subjecting the creation of additional series of Shares to the requisite compliance and approvals required under the 1940 Act) of the Prior Declaration is amended as set forth below:

If the Managing Shareholder determines that the Trust requires additional funds to develop or invest in an existing or new Project or Project Entity, the Trust [DELETION: , subject to compliance with the 1940 Act,] may create additional series of Shares in such authorized amounts, to be offered to such persons and having such terms and conditions as the Managing Shareholder may determine [DELETION: , subject to any approval required under the 1940 Act]. Each additional series shall be limited to investments in Projects or Project Entities that are not coextensive with the entire Trust Property.

(k) Section 9.5(g) (subjecting distributions of Net Cash Flows pursuant to the terms of additional series of Shares to the adoption of such terms by the Board and any other action required under the 1940 Act) of the Prior Declaration is amended as set forth below:

All Profits, Losses and other items (except for items allocated under Section 9.5(f)) attributable to Trust Property acquired with proceeds of Shares of an additional series shall be allocated under Articles 4 and 7 as if that Trust Property were the only property of the Trust, as if the Allocable Capital Contributions (as defined in Section 9.5(h)) were the only Capital Contributions and as if distributions made from revenues derived from that Trust Property were the only distributions made by the Trust. The rules of Articles 4 and 7 of this Declaration shall apply with respect to allocations under this Section 9.5(g) unless inconsistent with this Section 9.5. The Trust shall segregate Net Cash Flow attributable to Trust Property acquired with proceeds of Shares of each additional series and shall make distributions from that Net Cash Flow as specified in the terms of those Shares, which, when adopted by the [DELETION:
Board  consistent with any other action required under the 1940 Act] [INSERTION:
Managing Shareholder,] shall be deemed an amendment to this Declaration not requiring further action by or approval of Investors. The Trust shall consult with its independent certified public accountants prior to making any changes in an allocation under this Section 9.5.

(l) The heading of Article 12 of the Prior Declaration is amended as set forth below:

POWERS,   DUTIES  AND  LIMITATIONS  OF  MANAGING  SHAREHOLDER   [DELETION:   AND
INDEPENDENT TRUSTEES]

(m) The first paragraph of Section 12.4 (subjecting the specific powers of the Managing Shareholders to the powers of the Board) is amended as set forth below:

12.4 Specific Powers. In addition to the powers and duties otherwise provided for in this Declaration, the Managing Shareholder has the following powers and duties [ DELETION: , subject to the supervision and control of the Board under
Section 12.5.]

(n) Section 12.5 (functions of Independent Trustees) of the Prior Declaration is deleted in its entirety, and the following language is inserted in lieu thereof:

12.5 Approvals by a Majority of the Shares. The Trust shall not take any of the following actions except after approval by a Majority of the Investors:

(a) Engage in any new Affiliate Transaction; and

(b) Execution of a new management agreement between the Trust and the Managing Shareholder or any other agreement under which a person is to act as an investment advisor for the Trust, provided, however, that the management agreement between the Trust and the Managing Shareholder, as in effect as of the date hereof, shall be renewed automatically, for consecutive one (1) year terms, and no approval by a Majority of the Investors shall be required in connection therewith.

(o) Section 12.9 (not invalidating transactions to which a Managing Person is a party if the requirements of the 1940 Act are met) of the Prior Declaration is amended as set forth below:

Right to Deal with Affiliates. No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or have an interest in any contract or transaction of the Trust, provided that the fact of the Managing Person's interest shall be disclosed or shall have been known to the Shareholders or the contract or transaction is at prevailing rates or on terms at least as favorable to the Trust as those available from persons who are not Managing Persons [DELETION: , except that no Managing Person shall acquire assets from the Trust except as permitted under the 1940 Act. The Trust will not require any asset from a Managing Person except to the extent permitted by the 1940 Act.]

(p) Section 12.11(a) (removal of Managing Shareholder) of the Prior Declaration is amended as set forth below:

(a) The holders of at least 10% of the Investor Shares may propose the removal of a Managing Shareholder, either by calling a meeting or soliciting consents in accordance with the terms of this Declaration. On the affirmative vote of a Majority of the Investors (excluding Investor Shares held by the Managing Shareholder which is the subject of the vote or by its Affiliates), such Managing Shareholder shall be removed. [DELETION: A majority of the Independent Trustees may also remove the Managing Shareholder. ]

(p) Section 12.11(b)(2) (alternative valuation of Trust property) of the Prior Declaration is amended as set forth below:

(2) In the alternative [DELETION:, subject to the Trust's obtaining an exemptive order from the Commission, if required], the former Managing Shareholder may elect to engage a qualified independent appraiser and cause the Trust to engage a qualified independent appraiser (at the Trust's expense in each case), who shall value the Trust Property as of the date of such removal or other incapacity as if the property had been sold at its fair market value so as to include all unrealized gains and losses. If the two appraisers cannot agree on a value, they shall appoint a third independent appraiser (whose cost shall be borne by the Trust) whose determination, made on the same basis, shall be final and binding. Based on the appraisal, the Trust shall make allocations to the former Managing Shareholder's Capital Account of Profits, Losses and other items resulting from the appraisal as of the date of such removal or other incapacity as if the Trust's fiscal year had ended solely for the purpose of determining the former Managing Shareholder's Capital Account. If the former Managing Shareholder has a positive Capital Account after such allocation, the Trust shall deliver a promissory note of the Trust to the former Managing Shareholder, the principal amount of which shall be equal to the former Managing Shareholder's Capital Account and which shall bear interest at a rate per annum equal to the prime rate in effect at Chase Manhattan Bank, N.A. on the date of removal or other incapacity, with interest payable annually and principal payable, if at all, only from 20% of any available cash before any distributions thereof are made to the Investors under this Declaration. If the Capital Account of the former Managing Shareholder has a negative balance after such allocation, the former Managing Shareholder shall contribute to the capital of the Trust in its discretion either cash in an amount equal to the negative balance in its Capital Account or a promissory note to the Trust in such principal amount maturing five years after the date of such removal or other incapacity, bearing interest at the rate specified above. For purposes of this Section 12.11(b)(2), from and after the date of any such removal or other incapacity, the former Managing Shareholder's interest in the Trust shall be terminated and it shall no longer have any interest in the Trust other than the right to receive the promissory note and payments thereunder as provided above.

D. Other Changes

Section 3.2(b) of the Prior Declaration is amended by deleting the word "Partnership" contained in the third line thereof and inserting the word "Trust" in lieu thereof.

E. Effect of Amendment on Independent Trustees

The persons serving as Independent Trustees prior to the effectiveness of this Amendment shall be deemed to no longer serve as Independent Trustees of the Trust effective as of the date of this Amendment. Notwithstanding anything in this Amendment to the contrary, the persons who served as Independent Trustees shall be entitled to the same rights of exculpation, indemnification and reimbursement (including, without limitation, the right to receive advances of expenses) as they had under the Prior Declaration, and to all of the benefits of the provisions of Article 3 of the Prior Declaration, with respect to (i) any act taken or omitted by them in their capacities as Independent Trustees, and
(ii) any liability incurred or claim or liability asserted against them, regardless of when incurred or asserted, in connection with their serving or having served as Independent Trustees of the Trust; it being the intent of this provision that the rights of the persons who served as Independent Trustees (as opposed to their power and authority to take action on behalf of or in connection with the management of the Trust after the effective date of this Amendment) shall not be diminished or impaired in any respect.

F. Construction of Amendment

The Managing Shareholder has power to construe this Amendment and the effects of the withdrawal of the business development company election and to act upon any such construction. Its construction of those matters and any action taken pursuant thereto by the Trust or a Managing Person in good faith shall be final and conclusive.

IN WITNESS WHEREOF, the Corporate Trustee has executed this Amendment as of the ___ day of _________________, 2001.

                                           RIDGEWOOD ENERGY HOLDING CORPORATION

                                           By:
                                           Name:
                                           Title:

                                    EXHIBIT B


 LISTING OF STATUTORY PROVISIONS AFFECTED BY CONVERSION AND AMENDMENT PROPOSALS

The Trust will not comply after the Conversion with any of the statutory provisions of the 1940 Act, or any of the rules promulgated thereunder including, without limitation, the following statutory provisions applying to business development companies:

     Section 33 (requiring filing of legal documents in derivative lawsuits with the Commission)
     Section 35(d) (allowing the Commission to challenge names of business development companies as being misleading)
     Section 36 (to the extent empowering the Commission to bring actions for breach of fiduciary duty)
     Section 37 (making larceny or embezzlement of Trust funds a federal crime, although such actions will remain crimes under other federal and state laws. The Trust cannot create federal jurisdiction over a crime by agreement with the Investors.)
     Section 38(b) (governing certain filings with the Commission) Section 40 (procedures for orders and proceedings)
     Section 41 (hearing procedures)
     Section 42 (power of Commission to investigate and bring legal actions)
     Section 43 (procedures for court appeals from Commission)
     Section 44 (federal court jurisdiction)
     Section 45 (public status of documents filed with Commission)
     Section 48 (annual reports of Commission)
     Section 49 (criminal penalties)
     Section 55 (specifying types of assets in which the Trust may invest)
     Section 56 (requiring majority of directors to be persons who are not interested persons)
     Section 57 (restricting transactions with related persons) Section 58 (requiring majority of holders of securities to cease to be a business development company)
     Section 59 (applying  Sections 1, 2, 3, 4, 5, 6, 9, 10(f),  15(a),  (c) and
(f),  16(b),  17(f)-(j),  19(a),  20(b),  32(a) and (c),  33  through  47 and 49 through53)
     Section  60  (applying   certain  Section  12  restrictions  on  investment
companies)
     Section 61 (applying Section 18 limitations on capital structure)
     Section 62 (applying certain Section 21 limitations on loans to certain affiliates)
     Section 63 (applying certain Section 23 limitations on distribution and repurchase of the Trust's securities)
     Section 64 (applying Section 31 requirements as to books and records and authorizing the Commission to prescribe risk statements)
     Section 65 (applying Section 48 provisions)

                                  CONSENT FORM

     Reference is made to the Proxy Statement/Consent Solicitation Statement dated ___________, 200___, sent with this Consent Form to obtain your consent to the proposed (i) termination of the business development status (the "Conversion") of Ridgewood Electric Power Trust II (the "Trust"), and (ii) the amendments (the "Amendments") to the declaration of trust (the "Declaration of Trust") of the Trust. The undersigned hereby votes as set forth below with respect to all beneficial interests in the Trust ("Investor Shares") which the undersigned may be entitled to vote.

     Please put an "X" in the appropriate box to vote "FOR" the Conversion and "FOR" the Amendments, "AGAINST" the Conversion and "AGAINST" the Amendments or to "ABSTAIN" from voting with respect to the Conversion and "ABSTAIN" from voting with respect to the Amendments.

[__] "FOR" the Amendments.  [__] "AGAINST" the Amendments.  [__] "ABSTAIN" from voting with
                                                                 respect to the
                                                                 Amendments.
[__] "FOR" the Conversion.  [__] "AGAINST" the Conversion.  [__] "ABSTAIN" from voting with
                                                                 respect to the
                                                                 Conversion.

In order to make certain that proposals are approved you must vote "FOR" the Conversion and "For" the Amendments.

This Consent Form must be completed and returned to the Trust in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 200___ or such later date as may be selected by the managing shareholder of the Trust.

------------------------------              -----------------------------------
Signature of Investor     Date           Signature of Co-owner (if any)     Date

                  MAILING LABEL             PLEASE DATE; SIGN EXACTLY AS
         (Includes name of the Trust)       YOUR NAME APPEARS ON THE
                                            MAILING LABEL, UNLESS YOUR
                                            NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-_____.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Conversion and "FOR" the Amendments.

         By signing this Consent Form, you hereby acknowledge receipt of the Proxy Statement/Consent Solicitation Statement dated _______________, 200___, furnished herewith.

                  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _____________, THE INFORMATION AGENT, AT
(800)___-____.